EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of STUDIO ONE MEDIA, INC. (the “Company”) on Form 10-Q for the period ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Preston J. Shea, President and Chief Executive Officer of the Company, and I, Mirella Chavez, Chief Financial Officer and Chief Accounting Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

STUDIO ONE MEDIA, INC.

Date: May 15, 2013	By:	/s/ Preston J. Shea
Preston J. Shea
President and Chief Executive Officer

STUDIO ONE MEDIA, INC.

Date: May 15, 2013	By:	/s/ Mirella Chavez
Mirella Chavez
Chief Financial Officer and Chief Accounting Officer